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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2006

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                   1-2960            72-1123385
     (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)           File Number)     Identification No.)

             3850 North Causeway, Suite 1770
                   Metairie, Louisiana                        70002
        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 10, 2006, Newpark Resources, Inc. issued a press release announcing certain restated financial information for the year ended December 31, 2005. The press release is attached to this Form 8-K as Exhibit 99.1.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation by reference language in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

99.1    Press release issued by Newpark Resources, Inc. on October 10, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEWPARK RESOURCES, INC.


Dated: October 10, 2006                   By: /s/ Eric M. Wingerter
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                                              Eric M. Wingerter,
                                              V.P. and Corporate Controller
                                              and Acting Chief Financial Officer
                                              (Principal Financial Officer)

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press release issued by Newpark Resources, Inc. on October 10,
              2006.